United States
Securities And Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 16, 2004

Global Preferred Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23637	58-2179041
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6455 East Johns Crossing
Suite 402
Duluth, GA 30097
(Address of principal executive offices)

(770) 248-3311
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 16, 2004, Global Preferred Holdings, Inc. announced it has retained the investment banking firm of Raymond James & Associates, Inc. to explore a range of long-term strategic opportunities to enhance stockholder value. There is no assurance that any transaction will be completed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 19, 2004	Global Preferred Holdings, Inc.

By: /s/ Bradley E. Barks
	Name: Title:	Bradley E. Barks Chief Financial Officer